                                                                     Exhibit 3.2






                                 RESTATED BYLAWS

                                OF EON LABS, INC.

                            (A DELAWARE CORPORATION)

                                TABLE OF CONTENTS


                                                                                          PAGE
ARTICLE I             OFFICES................................................................1

        1.1       Registered Office and Agent................................................1
        1.2       Other Offices..............................................................1

ARTICLE II            MEETINGS OF STOCKHOLDERS...............................................1

        2.1       Annual Meeting.............................................................1
        2.2       Special Meeting............................................................1
        2.3       Place of Meetings..........................................................2
        2.4       Notice.....................................................................2
        2.5       Notice of Stockholder Business at Annual Meeting...........................2
        2.6       Voting List................................................................3
        2.7       Quorum.....................................................................3
        2.8       Adjournments...............................................................3
        2.9       Order of Business..........................................................4
        2.10      Required Vote; Withdrawal of Quorum........................................4
        2.11      Method of Voting; Proxies..................................................4
        2.12      Record Date................................................................4
        2.13      Conduct of Meeting.........................................................5
        2.14      Inspectors.................................................................5
        2.15      Certain Rules of Procedure Relating to Stockholder Meetings................5
        2.16      Requests For Stockholder List And Corporation Records......................6

ARTICLE III           DIRECTORS..............................................................6

        3.1       Management.................................................................6
        3.2       Number; Qualification; Election; Eligibility; Term.........................6
        3.3       Nomination of Director Candidates..........................................6
        3.4       Change In Number...........................................................8
        3.5       Removal....................................................................8
        3.6       Resignation................................................................8
        3.7       Newly Created Directorships and Vacancies..................................8
        3.8       Place of Meetings..........................................................8
        3.9       Regular Meetings...........................................................9
        3.10      Special Meetings...........................................................9
        3.11      Election of Officers.......................................................9
        3.12      Notice of Special Meetings.................................................9
        3.13      Quorum; Majority Vote......................................................9
        3.14      Procedure..................................................................9
        3.15      Presumption of Assent......................................................9
        3.16      Compensation..............................................................10

ARTICLE IV            COMMITTEES............................................................10

        4.1       Designation; Powers.......................................................10
        4.2       Number; Qualification; Term...............................................10

                                              -i-

        4.3       Committee Changes.........................................................10
        4.4       Alternate Members of Committees...........................................10
        4.5       Regular Meetings..........................................................10
        4.6       Special Meetings..........................................................10
        4.7       Quorum; Majority Vote.....................................................11
        4.8       Minutes...................................................................11
        4.9       Compensation..............................................................11
        4.10      Responsibility............................................................11

ARTICLE V             NOTICE................................................................11

        5.1       Method of Notice..........................................................11
        5.2       Waiver....................................................................11

ARTICLE VI            OFFICERS..............................................................12

        6.1       Number; Titles; Term of Office............................................12
        6.2       Removal and Resignation...................................................12
        6.3       Vacancies.................................................................12
        6.4       Authority.................................................................12
        6.5       Compensation..............................................................12
        6.6       Chairman of The Board.....................................................12
        6.7       Chief Executive Officer...................................................13
        6.8       President.................................................................13
        6.9       Vice Presidents...........................................................14
        6.10      Treasurer.................................................................14
        6.11      Assistant Treasurers......................................................14
        6.12      Secretary.................................................................15
        6.13      Assistant Secretaries.....................................................15

ARTICLE VII           CERTIFICATES AND STOCKHOLDERS.........................................15

        7.1       Certificates for Shares...................................................15
        7.2       Replacement of Lost or Destroyed Certificates.............................16
        7.3       Transfer of Shares........................................................16
        7.4       Registered Stockholders...................................................16
        7.5       Regulations...............................................................16
        7.6       Legends...................................................................16

ARTICLE VIII          MISCELLANEOUS PROVISIONS..............................................16

        8.1       Dividends.................................................................16
        8.2       Reserves..................................................................17
        8.3       Books and Records.........................................................17
        8.4       Fiscal Year...............................................................17
        8.5       Seal......................................................................17
        8.6       Securities of Other Corporations..........................................17
        8.7       Telephone Meetings........................................................17
        8.8       Action Without a Meeting..................................................17
        8.9       Invalid Provisions........................................................18
        8.10      Mortgages, Etc............................................................18

                                              -ii



        8.11      Headings..................................................................18
        8.12      References................................................................18
        8.13      Amendments................................................................18

                                 RESTATED BYLAWS

                                       OF

                                 EON LABS, INC.

                             A DELAWARE CORPORATION



         PREAMBLE

         These Bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "DGCL") and the certificate of incorporation (as the same may be amended and/or restated from time to time, the "Certificate") of Eon Labs, Inc., a Delaware corporation (the "Corporation").

                                   ARTICLE I

                                     OFFICES

         1.1 REGISTERED OFFICE AND AGENT. The registered office and registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

         1.2 OTHER OFFICES. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors of the Corporation (the "BOARD OF DIRECTORS") may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         2.1 ANNUAL MEETING. An annual meeting of stockholders of the Corporation shall be held each calendar year on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting. Except as otherwise permitted by law, no stockholder of the Corporation shall require the Board of Directors to call an annual meeting of stockholders of the Corporation. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

         2.2 SPECIAL MEETING. A special meeting of the stockholders may be called, and business to be considered at any such meeting may be proposed, at any time exclusively by the Chairman of the Board of Directors, the Chief Executive Officer or a majority of the members of the Board of Directors, and no stockholder of the Corporation shall require the Board of Directors to call a special meeting of stockholders or to propose business at a special meeting of stockholders. A special meeting shall be held on such date and at such time as shall be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting or in a duly executed waiver of notice of such meeting.

         2.3 PLACE OF MEETINGS. An annual meeting of stockholders may be held at any place within or without the State of Delaware designated by the Board of Directors. A special meeting of stockholders may be held at any place within or without the State of Delaware designated in the notice of the meeting or a duly executed waiver of notice of such meeting. Meetings of stockholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.

         2.4 NOTICE. Written or printed notice stating the place, day, and time of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chief Executive Officer, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, it shall be directed to each stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

         2.5 NOTICE OF STOCKHOLDER BUSINESS AT ANNUAL MEETING. (a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of a majority of the members of the Board of Directors, or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in paragraph
(b) of this Section 2.5, who shall be entitled to vote at such meeting, and who complies with the notice procedures set forth in paragraph (b) of this
Section 2.5.

             (b) For business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) of this Section 2.5, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation at the Corporation's principal place of business. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be received no later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made. A stockholder's notice to the Secretary with respect to business to be brought at an annual meeting shall set forth (1) the nature of the proposed business with reasonable particularity, including the exact text of any proposal to be presented for adoption, and the reasons for conducting that business at the annual meeting, (2) with respect to each such stockholder, that stockholder's name and address (as they appear on the records of the Corporation), business address and telephone number, residence address and telephone number, and the number of shares of each class of capital stock of the Corporation beneficially owned by that stockholder, (3) any material interest of the stockholder in the proposed business, (4) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and (5) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

             (c) Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2.5. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Nothing in this Section 2.5 shall relieve a stockholder who proposes to conduct business at an annual meeting from complying with all applicable requirements, if any, of the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), and the rules and regulations thereunder.

         2.6 VOTING LIST. At least ten (10) days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the Board of Directors, shall prepare a complete list of stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and number of shares registered in the name of each stockholder. For a period of ten (10) days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder during ordinary business hours. Such list shall be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.

         2.7 QUORUM. At each meeting of stockholders of the Corporation, the holders of a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote on a matter, present in person or by proxy, shall constitute a quorum for the transaction of business, except as otherwise provided by law, the Certificate, or these Bylaws.

         2.8 ADJOURNMENTS. If a quorum shall not be present, in person or by proxy, at any meeting of stockholders or any adjournment thereof, the chairman of the meeting or a majority in interest of the stockholders entitled to vote thereat who are present, in person or by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting (unless the Board of Directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present, in person or by proxy; provided that, if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

         2.9 ORDER OF BUSINESS. The order of business at all meetings of stockholders shall be as determined by the chairman of the meeting.

         2.10 REQUIRED VOTE; WITHDRAWAL OF QUORUM. When a quorum is present at any meeting, the vote of the holders of at least a majority of the outstanding shares entitled to vote who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by law, the Certificate, or these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         2.11 METHOD OF VOTING; PROXIES. Except as otherwise provided in the Certificate or these Bylaws, each outstanding share of capital stock of the Corporation, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three (3) years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.

         2.12 RECORD DATE. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, for any such determination of stockholders, such date in any case to be not more than sixty (60) days and not less than ten (10) days prior to such meeting nor more than sixty (60) days prior to any other action. If no record date is fixed:

             (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the date on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

              (b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

              (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         2.13 CONDUCT OF MEETING. The Chairman of the Board of Directors, if such office has been filled, and, if not or if the Chairman of the Board of Directors is absent or otherwise unable to act, the Chief Executive Officer shall preside as chairman of the meeting at all meetings of stockholders. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer's duties shall be performed by the officer given the authority to act for such absent or non-acting officer under these Bylaws or by some person appointed by the meeting.

         2.14 INSPECTORS. The Board may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

         2.15 CERTAIN RULES OF PROCEDURE RELATING TO STOCKHOLDER MEETINGS. All stockholder meetings, annual or special, shall be governed in accordance with the following rules:

              (a) Only stockholders of record will be permitted to present motions from the floor at any meeting of stockholders.

              (b) The chairman of the meeting shall preside over and conduct the meeting in a fair and reasonable manner, and all questions of procedure or conduct of the meeting shall be decided solely by the chairman of the meeting. The chairman of the meeting shall have all power and authority vested in a presiding officer by law or practice to conduct an orderly meeting. Among other things, the chairman of the meeting shall have the power to adjourn or recess the meeting, to silence or expel persons to ensure the orderly conduct of the meeting, to declare motions or persons out of order, to prescribe rules of conduct and an agenda for the meeting, to impose reasonable time limits on questions and remarks by any stockholder, to limit the number of questions a stockholder may ask, to limit the nature of questions and comments to one subject matter at a time as dictated by any agenda for the meeting, to limit the number of speakers or persons addressing the chairman of the meeting or the meeting, to determine when the polls shall be closed, to limit the attendance at the meeting to stockholders of record, beneficial owners of stock who present letters from the record holders confirming their status as beneficial owners, and the proxies of such record and beneficial holders, and to limit the number of proxies a stockholder may name.

         2.16 REQUESTS FOR STOCKHOLDER LIST AND CORPORATION RECORDS. Stockholders shall have those rights afforded under the DGCL to inspect a list of stockholders and other related records and make copies or extracts therefrom. Such request shall be in writing in compliance with Section 220 of the DGCL. In addition, any stockholder making such a request must agree that any information so inspected, copied or extracted by the stockholder shall be kept confidential, that any copies or extracts of such information shall be returned to the Corporation and that such information shall only be used for the purpose stated in the request. Information so requested shall be made available for inspecting, copying or extracting at the principal executive offices of the Corporation. Each stockholder desiring a photostatic or other duplicate copies of any of such information requested shall make arrangements to provide such duplicating or other equipment necessary in the city where the Corporation's principal executive offices are located. Alternative arrangements with respect to this
Section 2.16 may be permitted in the discretion of the Chief Executive Officer of the Corporation or by vote of the Board of Directors.

                                  ARTICLE III

                                   DIRECTORS

         3.1 MANAGEMENT. The business and property of the Corporation shall be managed under the direction of the Board of Directors. Subject to the restrictions imposed by law, the Certificate, or these Bylaws, the Board of Directors may exercise all the powers of the Corporation and do all such lawful acts and things as are not by law or otherwise directed or required to be exercised or done by the stockholders.

         3.2 NUMBER; QUALIFICATION; ELECTION; ELIGIBILITY; TERM. Except as otherwise provided in the Certificate, the number of directors which shall constitute the entire Board shall from time to time be fixed exclusively by the Board of Directors by a resolution adopted by a majority of the entire Board serving at the time of that vote. Except as otherwise required by law, the Certificate, or these Bylaws, the directors of the Corporation shall be elected at an annual meeting of stockholders at which a quorum is present by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors or a class of directors. None of the directors need be a stockholder of the Corporation or a resident of the State of Delaware. Each director must have attained the age of majority.

         3.3 NOMINATION OF DIRECTOR CANDIDATES. (a) Nominations of persons for election to the Board of Directors at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 3.3, who shall be entitled to vote for the election of the director so nominated and who complies with the notice procedures set forth in this Section 3.3.

             (b) Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation at the Corporation's principal place of business. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (i) in the case of an annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made, and (ii) in the case of a special meeting at which directors are to be elected, not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made. Such notice shall set forth (i) as to each nominee for election as a director, all information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors, or that otherwise would be required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to serving as a director if elected and, if applicable, to being named in the proxy statement as a nominee), and (ii) if the nomination is submitted by a stockholder of record,
(A) the name and address, as they appear on the records of the Corporation, of such stockholder of record and the name and address of the beneficial owner, if different, on whose behalf the nomination is made, (B) the class and number of shares of the Corporation which are beneficially owned and owned of record by such stockholder of record and such beneficial owner, (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations are to be made by such stockholder, (D) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish the Secretary of the Corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee.

             (c) No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this
Section 3.3. The election of any director in violation of this Section 3.3 shall be void and of no force or effect. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 3.3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 3.3.

         3.4 CHANGE IN NUMBER. If the number of directors that constitutes the whole Board is changed in accordance with the Certificate and these Bylaws, the majority of the whole Board that adopts the change shall also fix and determine the number of directors comprising each class; provided, however, that any increase or decrease in the number of directors shall be apportioned among the classes as equally as possible. No decrease in the number of directors constituting the entire Board shall have the effect of shortening the term of any incumbent director.

         3.5 REMOVAL. Except as otherwise provided in the Certificate, these Bylaws, or by law, at the annual meeting of stockholders or at any special meeting of stockholders called expressly for that purpose, a director of any class of directors may be removed before the expiration date of that director's term of office, with cause (as defined in the Certificate) only, by an affirmative vote of the holders of not less than a majority of the outstanding shares of the class or classes or series of capital stock then entitled to vote at an election of directors or directors of that class or series, voting together as a single class.

         3.6 RESIGNATION. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation; provided, however, that written or electronic notice to of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary shall be deemed to constitute notice to the Corporation. Such resignation shall take effect upon receipt of such notice or at any later time specified therein and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

         3.7 NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Newly-created directorships resulting from any increase in the authorized number of directors and vacancies on the Board of Directors may be filled by no less than a majority vote of the remaining directors then in office, though less than a quorum, and each director so chosen shall receive the classification of the vacant directorship to which he or she has been appointed or, if it is a newly created directorship, shall receive the classification that at least a majority of the Board of Directors designates and shall hold office until the first annual meeting of stockholders held after his appointment for the purpose of electing directors of that classification and until his successor is elected and qualified or, if earlier, until his death, resignation, retirement, disqualification, or removal from office. If there are no directors in office, an election of directors may be held in the manner provided by statute. Except as otherwise provided in these Bylaws, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in these Bylaws with respect to the filling of other vacancies.

         3.8 PLACE OF MEETINGS. The directors may hold their meetings and may have an office and keep the books of the Corporation, except as otherwise provided by statute, in such place or places within or without the State of Delaware as the Board of Directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

         3.9 REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by resolution of the Board of Directors. Notice of such regular meetings shall not be required.

         3.10 SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any director.

         3.11 ELECTION OF OFFICERS. The Board may elect the officers of the Corporation at any meeting of the Board of Directors at which a quorum shall be present.

         3.12 NOTICE OF SPECIAL MEETINGS. The Secretary shall give written or printed notice of each special meeting to each director no later than ten (10) days before the meeting. Notice of any such meeting need not be given to any party entitled to notice who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Such notice shall state the place, day and time of the meeting and the purpose or purposes for which the meeting is called.

         3.13 QUORUM; MAJORITY VOTE. At all meetings of the Board of Directors, a majority of the directors fixed in the manner provided in these Bylaws shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there be less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice. Unless the act of a greater number is required by law, the Certificate, or these Bylaws, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the Board of Directors. At any time that the Certificate provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every reference in these Bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.

         3.14 PROCEDURE. At meetings of the Board of Directors, business shall be transacted in such order as from time to time the Board of Directors may determine. The Chairman of the Board of Directors, if such office has been filled, and, if not or if the Chairman of the Board of Directors is absent or otherwise unable to act, the Chief Executive Officer, if he is a director, shall preside at all meetings of the Board of Directors. In the absence or inability to act of either such officer, a chairman shall be chosen by the Board of Directors from among the directors present. The Secretary of the Corporation shall act as the secretary of each meeting of the Board of Directors unless the Board of Directors appoints another person to act as secretary of the meeting. The Board of Directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation.

         3.15 PRESUMPTION OF ASSENT. A director of the Corporation who is present at the meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward any dissent by certified or registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who votes in favor of such action.

         3.16 COMPENSATION. The Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the Board of Directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

                                   ARTICLE IV

                                   COMMITTEES

         4.1 DESIGNATION; POWERS. The Board may, by resolution adopted by a majority of the entire Board, designate one or more committees. The committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in such resolution and as permitted by applicable law.

         4.2 NUMBER; QUALIFICATION; TERM. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire Board. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire Board. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or
(iii) his removal as a committee member or as a director.

         4.3 COMMITTEE CHANGES. The Board shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

         4.4 ALTERNATE MEMBERS OF COMMITTEES. The Board may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

         4.5 REGULAR MEETINGS. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by resolution by the committee and communicated to all members thereof.

         4.6 SPECIAL MEETINGS. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two days (2) before such special meeting.

         4.7 QUORUM; MAJORITY VOTE. At meetings of any committee, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the Certificate, or these Bylaws.

         4.8 MINUTES. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the Board of Directors upon the request of the Board of Directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

         4.9 COMPENSATION. Committee members may, by resolution of the Board of Directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

         4.10 RESPONSIBILITY. The designation of any committee and the delegation of authority to it shall not operate to relieve the Board of Directors or any director of any responsibility imposed upon it or such director by law.

                                   ARTICLE V

                                    NOTICE

         5.1 METHOD OF NOTICE. Whenever by statute, the Certificate, or these Bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director or stockholder at his address as it appears on the records of the Corporation, or (b) by any other method permitted by law (including but not limited to overnight courier service, facsimile or electronic transmission). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

         5.2 WAIVER. Whenever any notice is required to be given to any stockholder, director or committee member of the Corporation by statute, the Certificate, or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE VI

                                    OFFICERS

         6.1 NUMBER; TITLES; TERM OF OFFICE. The officers of the Corporation shall be a Chief Executive Officer, a Secretary, and such other officers as the Board of Directors or the Chief Executive Officer may from time to time elect or appoint, including a Chairman of the Board of Directors, a President, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the Board of Directors shall determine) and a Treasurer. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his death, until he shall resign or shall have been removed in the manner hereinafter provided, or, in the case of the Chairman of the Board of Directors, until he shall cease to be a director. Any two or more offices may be held by the same person. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the Corporation in more than one capacity, if such instrument is required by law, by these Bylaws or by any act of the Corporation to be executed, acknowledged, verified or countersigned by two or more officers. The Chairman of the Board of Directors, if any, shall be elected from among the directors. Subject to the foregoing exceptions, none of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware.

         6.2 REMOVAL AND RESIGNATION. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. Any officer may resign at any time by giving written notice to the Corporation; provided, however, that written notice to the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary shall be deemed to constitute notice to the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         6.3 VACANCIES. Any vacancy occurring in any office of the Corporation (by death, resignation, removal or otherwise) may be filled by the Board of Directors.

         6.4 AUTHORITY. Officers shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

         6.5 COMPENSATION. The compensation, if any, of officers and agents shall be fixed from time to time by the Board of Directors; provided, however, that the Board of Directors may delegate to a committee of the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer the power to determine the compensation of any officer or agent (other than the officer to whom such power is delegated).

         6.6 CHAIRMAN OF THE BOARD. The Chairman of the Board of Directors, if elected by the Board of

Directors, shall have such powers and duties as may be prescribed by the Board of Directors. Such officer shall preside at all meetings of the stockholders and of the Board of Directors. Such officer may sign, with the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer or another officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution of the Board of Directors, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed.

         6.7 CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Corporation shall have general executive charge, management, and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. The Chief Executive Officer shall have the power to appoint and remove subordinate officers, agents and employees, including Vice Presidents, Assistant Secretaries and Assistant Treasurers, except that the Chief Executive Officer may not remove those elected or appointed by the Board of Directors. The Chief Executive Officer shall keep the Board of Directors and the Executive Committee (if any) fully informed and shall consult them concerning the business of the Corporation. The Chief Executive Officer may sign, with the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer or another officer of the Corporation thereunto authorized by the Board of Directors, any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution of the Board of Directors, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. If the Board of Directors has not elected a Chairman of the Board of Directors or in the absence, inability to act or refusal to act, of the Chairman of the Board of Directors, the Chief Executive Officer shall exercise all of the powers and discharge all of the duties of the Chairman of the Board of Directors, except for presiding at meetings of the Board of Directors if the Chief Executive Officer is not also a director. As between the Corporation and third parties, any action taken by the Chief Executive Officer in the performance of the duties of the Chairman of the Board of Directors shall be conclusive evidence that there is no Chairman of the Board of Directors or that the Chairman of the Board of Directors is absent or unable or refuses to act.

         6.8 PRESIDENT. The President shall have such powers and duties as may be assigned to him by the Board of Directors, the Chairman of the Board of Directors, or the Chief Executive Officer, and shall exercise the powers of the Chief Executive Officer during that officer's absence, inability to act or refusal to act. The President may sign, with the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer or another officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution of the Board of Directors, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. As between the Corporation and third parties, any action taken by the President in the performance of the duties of the Chief Executive Officer shall be conclusive evidence of the absence or inability or refusal to act of the Chief Executive Officer at the time such action was taken.

         6.9 VICE PRESIDENTS. Each Vice President shall have such powers and duties as may be assigned to him by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President, and (in order of their seniority as determined by the Board of Directors, or in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer's absence, inability to act or refusal to act. Any Vice President may sign, with the Secretary, Assistant Secretary, Treasurer or Assistant Treasurer or another officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution of the Board of Directors, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed. As between the Corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability or refusal to act of the President at the time such action was taken.

         6.10 TREASURER. The Treasurer shall (a) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for monies due and payable to the Corporation from any source whatsoever and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board of Directors; (b) prepare, or cause to be prepared, for submission at each regular meeting of the Board of Directors, at each annual meeting of the stockholders, and at such other times as may be required by the Board of Directors, the Chairman of the Board of Directors (if any) or the Chief Executive Officer, a statement of financial condition of the Corporation in such detail as may be required; (c) sign with the Chairman of the Board of Directors (if any), the Chief Executive Officer, the President or any Vice President, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution of the Board of Directors, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed; and (d) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the Chairman of the Board of Directors (if any), the Chief Executive Officer, the President or the Board of Directors.

         6.11 ASSISTANT TREASURERS. Each Assistant Treasurer shall have such power and duties as may be assigned to him by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer or the President. The Assistant Treasurers (in the order of their seniority as determined by the Board of Directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability or refusal to act, but such delegation shall not relieve the Treasurer from his responsibilities and liabilities of office.

         6.12 SECRETARY. Except as otherwise provided in these Bylaws, the Secretary shall (a) record the proceedings of the meetings of the stockholders, the Board of Directors and committees of directors in the permanent minute books of the Corporation kept for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws and as required by law;
(c) be custodian of the corporate records and of the seal of the Corporation, and see that the seal of the Corporation or a facsimile thereof is affixed to all certificates for shares of the Corporation prior to the issue thereof and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (d) keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (e) sign with the Chairman of the Board of Directors (if any), the Chief Executive Officer, the President or any Vice President, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by resolution of the Board of Directors, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed; (f) have general charge of the stock transfer books of the Corporation; and (g) in general, perform all duties normally incident to the office of Secretary and such other duties as from time to time may be assigned by the Chairman of the Board of Directors (if any), the Chief Executive Officer, the President or the Board of Directors.

         6.13 ASSISTANT SECRETARIES. Each Assistant Secretary shall have such powers and duties as may be assigned to him by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer. The Assistant Secretaries (in the order of their seniority as determined by the Board of Directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability or refusal to act. The Assistant Secretaries may sign, with the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts or other instruments, the issue or execution of which shall have been authorized by a resolution of the Board of Directors, except in cases where the signing and execution thereof has been expressly delegated by these Bylaws or by the Board of Directors to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed.

                                  ARTICLE VII

                          CERTIFICATES AND STOCKHOLDERS

         7.1 CERTIFICATES FOR SHARES. Certificates for shares of stock of the Corporation shall be in such form as shall be approved by the Board of Directors. The certificates shall be signed by the Chairman of the Board of Directors, the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be facsimiles, engraved or printed and may be sealed with the seal of the Corporation (which seal may be a facsimile, engraved or printed). If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares.

         7.2 REPLACEMENT OF LOST OR DESTROYED CERTIFICATES. The Board may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

         7.3 TRANSFER OF SHARES. Shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

         7.4 REGISTERED STOCKHOLDERS. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

         7.5 REGULATIONS. The Board shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration or the replacement of certificates for shares of stock of the Corporation.

         7.6 LEGENDS. The Board shall have the power and authority to provide that certificates representing shares of stock bear such legends as the Board of Directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         8.1 DIVIDENDS. Subject to provisions of law and the Certificate, dividends may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, or in shares of capital stock of the Corporation. Such declaration and payment shall be at the discretion of the Board of Directors.

         8.2 RESERVES. There may be created by the Board of Directors out of funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Board of Directors shall consider beneficial to the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

         8.3 BOOKS AND RECORDS. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and Board and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

         8.4 FISCAL YEAR. The fiscal year of the Corporation shall be fixed by the Board of Directors; provided, that if such fiscal year is not fixed by the Board of Directors and the selection of the fiscal year is not expressly deferred by the Board of Directors, the fiscal year shall be the calendar year.

         8.5 SEAL. The seal of the Corporation, if any, shall be in such form as from time to time may be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

         8.6 SECURITIES OF OTHER CORPORATIONS. With the prior approval of a majority of the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, the Corporation shall have the power and authority to transfer, endorse for transfer, vote, consent, or take any other action with respect to any securities of another issuer which may be held or owned by the Corporation and to make, execute, and deliver any waiver, proxy or consent with respect to any such securities.

         8.7 TELEPHONE MEETINGS. Stockholders (acting for themselves or through a proxy), members of the Board of Directors and members of a committee of the Board of Directors may participate in and hold a meeting of such stockholders, Board or committee by means of a telephone conference or similar communications equipment by means of which persons participating in the meeting can hear each other and participation in a meeting pursuant to this Section 8.7 shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         8.8 ACTION WITHOUT A MEETING. Unless otherwise restricted by the Certificate or by these Bylaws, any action required or permitted to be taken at a meeting of the Board of Directors, or of any committee of the Board of Directors, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the Board of Directors or committee, as the case may be. Faxed signatures of such consent or consents shall be effective for all purposes.

         8.9 INVALID PROVISIONS. If any part of these Bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

         8.10 MORTGAGES, ETC. With respect to any deed, deed of trust, mortgage or other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the Board of Directors authorizing such execution expressly state that such attestation is necessary.

         8.11 HEADINGS. The headings used in these Bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

         8.12 REFERENCES. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

         8.13 AMENDMENTS. These Bylaws may be altered, amended, or repealed or new Bylaws may be adopted by the Board of Directors at any regular meeting of the Board of Directors or at any special meeting of the Board of Directors if notice of such alteration, amendment, repeal, or adoption of new Bylaws be contained in the notice of such special meeting. In addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law or by the Certificate, the affirmative vote of the holders of not less than eighty percent of the outstanding shares of the Corporation then entitled to vote upon the election of directors, voting together as a single class, shall be required for the alteration, amendment, or repeal of the Bylaws or adoption of new Bylaws by the stockholders of the Corporation.

         I, the undersigned, being the Secretary of the Corporation DO HEREBY CERTIFY THAT the foregoing are the Bylaws of the Corporation, as adopted by the Board of Directors of the Corporation on the _____ day of ______, 2002, and made effective as of the _____ day of _______________, 2002.



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                                    Secretary